Exhibit 99.77Q1



(b) Amendment No. 1 to the Registrant's By-Laws adopted June 12, 2007 is incorporated herein by reference to Exhibit (2)(b) to Registrant's Registration Statement on Form N-14 filed on August 20, 2007.